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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
HMN FINANCIAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (1):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

HMN FINANCIAL, INC.
101 North Broadway
Spring Valley, Minnesota 55975-0231
(507) 346-1100

March 23, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Holiday Inn City Centre, located at 220 South Broadway Avenue, Rochester, Minnesota, on Tuesday, April 24, 2001 at 10:00 a.m., local time.

    The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

    We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please vote your proxy by telephone or mark, date and sign the enclosed proxy and return it in the accompanying postage-paid reply envelope as quickly as possible, even if you plan to attend the Annual Meeting. If you later desire to revoke the proxy, you may do so at any time before it is exercised.

Sincerely,
/s/ MICHAEL MCNEIL Michael McNeil President

HMN FINANCIAL, INC.

Notice of Annual Meeting of Stockholders
to be held on
April 24, 2001

    Notice is hereby given that the Annual Meeting of Stockholders of HMN Financial, Inc. (the "Company") will be held at the Holiday Inn City Centre, located at 220 South Broadway Avenue, Rochester, Minnesota, at 10:00 a.m., local time, on April 24, 2001.

    A Proxy Card and a Proxy Statement for the Meeting are enclosed.

    The Meeting is for the purpose of considering and acting upon:

  1.
  the election of three directors of the Company;

  2.
  the approval of the HMN Financial, Inc. 2001 Omnibus Stock Plan, which provides eligible participants the opportunity to receive stock based awards;

  3.
  the ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending December 31, 2001; and

  such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. As of the date of this Notice, the Board of Directors is not aware of any other business to come before the Meeting.

    Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on February 27, 2001 are the stockholders entitled to receive notice of and to vote at the Meeting and any adjournments or postponements thereof.

    A complete list of stockholders entitled to vote at the Meeting is available for examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., at Home Federal Savings Bank, 1110 6th Street NW, Rochester, Minnesota 55901 for a period of ten days prior to the Meeting.

    Your proxy is important to ensure a quorum at the Meeting. Even if you own only a few shares, and whether or not you expect to be present at the Meeting, please vote your proxy by telephone or mark, date and sign the enclosed proxy and return it in the accompanying postage-paid reply envelope as quickly as possible. You may revoke your proxy at any time prior to its exercise, and returning your proxy will not affect your right to vote in person if you attend the Meeting and revoke the proxy.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ CAROL J. THOUIN Carol J. Thouin Secretary

Spring Valley, Minnesota
March 23, 2001

PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of HMN Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting"), which will be held at the Holiday Inn City Centre, located at 220 South Broadway Street, Rochester, Minnesota, on April 24, 2001 at 10:00 a.m., local time, and any adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 23, 2001.

    Certain information provided herein relates to Home Federal Savings Bank (the "Bank"), a wholly-owned subsidiary of the Company.

Vote Required and Proxy Information

    All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies, duly delivered to the Secretary of the Company prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions specified on the proxies. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters, other than those described in the Notice of Annual Meeting and this Proxy Statement, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have, to the extent permitted by law, the discretion to vote on such matters in accordance with their best judgment.

    Provided a quorum is present at the Meeting, (i) directors shall be elected by a plurality of the votes cast at the Meeting and (ii) a majority of the votes cast shall be the act of the stockholders with respect to all other matters considered at the Meeting. Broker non-votes are not considered as votes for or against a proposal.

    A majority of the shares of the Common Stock outstanding and entitled to vote shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum at the Meeting. If a quorum is not present at the Meeting, the chairman of the Meeting, or the stockholders present, by vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote, may adjourn the Meeting, and at any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the Meeting as originally called.

    A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with Carol J. Thouin, the Secretary of the Company, at or before the Meeting a written notice of revocation bearing a later date than the proxy or (ii) duly executing a proxy dated a later date than the earlier proxy and relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting.

    The Common Stock of the Company is the only authorized and outstanding voting security of the Company. Stockholders of record as of the close of business on February 27, 2001 will be entitled to one vote for each share of Common Stock then held. As of February 27, 2001, the Company had 4,408,763 shares of Common Stock issued and outstanding. The number of issued and outstanding shares excludes 4,719,899 shares held in the treasury of the Company.

Security Ownership of Management and Certain Beneficial Owners

    The following table sets forth, as of February 27, 2001 the beneficial ownership of: (i) each stockholder known by management to beneficially own more than five percent of the outstanding Common Stock of the

Company, (ii) the Company's former Chief Executive Officer and each executive officer who made in excess of $100,000 during 2000 (the "Named Officers"), and (iii) all directors, director nominees and executive officers of the Company as a group. Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to the shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
HMN Financial, Inc. Employee Stock Ownership Plan 101 North Broadway Spring Valley, Minnesota 55975-0231(1)	915,774	20.77%
Pohlad Group 60 South Sixth Street, Suite 3800 Minneapolis, Minnesota 55402(2)	450,000	10.21%
Heartland Advisors, Inc. 789 North Water Street Milwaukee, Wisconsin 53202(3)	295,200	6.70%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401(4)	292,650	6.64%
Directors, director nominees and executive officers
Duane D. Benson(5)	18,450	*
Allan R. DeBoer(6)	7,700	*
James B. Gardner(7)	131,206	2.93%
Timothy R. Geisler(8)	300	*
Timothy P. Johnson(9)	43,069	*
Susan K. Kolling(10)	76,226	1.71%
Michael McNeil(11)	33,002	*
Mahlon Schneider(12)	200	*
M.F. Schumann(13)	48,899	1.10%
Roger P. Weise(14)	221,592	4.87%
Richard J. Ziebell(15)	6,050	*
All directors, director nominees and executive officers of the Company and the Bank as a group (12 persons)(16)	672,026	13.95%

*
Less than 1% Owned

(1)
The amount reported represents shares of Common Stock held by the HMN Financial, Inc. Employee Stock Ownership Plan (the "ESOP"), 246,710 of which have been allocated to accounts of participants. First Bankers Trust Company, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP. First Bankers Trust expressly disclaims beneficial ownership of such shares. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares of Common Stock allocated to their accounts under the ESOP. Unallocated shares or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares for which instructions have been received from participants. The trustee also has authority under the HMN Financial, Inc. 1995 Recognition and Retention Plan to vote, in its sole discretion, 1,200 restricted shares of Common Stock; the trustee has no dispositive power with respect to such shares.

(2)
As reported on a Schedule 13D dated and filed on April 24, 1998 by a group consisting of James O. Pohlad, Robert C. Pohlad, William M. Pohlad and Texas Financial Bancorporation, Inc., (as adjusted to reflect the Company's three-for-two stock split on May 12, 1998).

(3)
As reported on a Schedule 13G/A dated January 8, 2001 and filed on January 16, 2001. Heartland Advisors, Inc. ("Heartland") is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts. One such account, Heartland Value Fund, a series of Heartland Group, Inc., a registered investment company, has an interest relating to more than 5% of the outstanding shares of Common Stock. Heartland exercises sole voting and dispositive power with respect to all the shares.

(4)
As reported on a Schedule 13G/A filed February 2, 2001. Dimensional Fund Advisors Inc. is an investment adviser. The amount reported represents shares of Common Stock held in various advisory accounts. No such account has an interest relating to more than 5% of the outstanding shares of Common Stock. Dimensional Fund Advisors Inc. exercises sole voting and dispositive power with respect to all the shares.

(5)
Includes 4,050 shares of Common Stock held directly or with restrictions that will lapse within 60 days of February 27, 2001 and 14,400 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(6)
Includes 1,700 shares of Common Stock held directly or with restrictions that will lapse within 60 days of February 27, 2001 and 6,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(7)
Includes 40,592 shares of Common Stock held directly, 3,750 shares of Common Stock held by Mr. Gardner's spouse's IRA, 15,212 shares of Common Stock allocated to Mr. Gardner's ESOP account, 5,626 shares of Common Stock held under the Bank's 401(k) Plan and 66,026 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(8)
Shares are held by Mr. Geisler's IRA account.

(9)
Includes 3,001 shares of Common Stock held directly, 9,313 shares of Common Stock allocated to Mr. Johnson's ESOP account and 30,755 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(10)
Includes 12,871 shares of Common Stock held directly, 7,761 shares of Common Stock allocated to Ms. Kolling's ESOP account, 3,142 shares of Common Stock held under the Bank's 401(k) Plan and 52,452 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(11)
Includes 2,013 shares of Common Stock allocated to Mr. McNeil's ESOP account, 4,189 shares held under the Bank's 401(k) Plan, 6,800 shares held in an IRA and 20,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(12)
Includes 200 shares of Common Stock held directly.

(13)
Includes 17,828 shares of Common Stock held directly and 22,821 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001. Also includes 5,400 shares of Common Stock owned by Mr. Schumann's spouse and 2,850 shares held by her IRA, of which 8,250 shares Mr. Schumann disclaims beneficial ownership.

(14)
Includes 22,320 shares of Common Stock held directly, 40,000 shares of Common Stock held in a fiduciary capacity, 2,100 shares of Common Stock held by Mr. Weise's spouse's IRA, 19,134 shares of Common Stock allocated to Mr. Weise's ESOP account, and 138,038 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(15)
Includes 50 shares of Common Stock held directly and 6,000 shares of Common Stock covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001.

(16)
Includes shares of Common Stock held directly, as well as shares of Common Stock held jointly with family members, shares of Common Stock held in retirement accounts, shares of Common Stock held by such individuals in their accounts under the Bank's 401(k) Plan, shares of Common Stock allocated to the ESOP accounts of the group members, shares of Common Stock held in a fiduciary capacity or by certain family members, shares covered by options which are currently exercisable or exercisable within 60 days of February 27, 2001 and shares of Common Stock with restrictions that will lapse within 60 days of February 27, 2001, with respect to which shares the group members may be deemed to have sole or shared voting and/or investment power.

PROPOSAL I—ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides that the Company's Board of Directors shall fix the number of directors from time to time. On January 26, 1999, the Board of Directors adopted a resolution fixing the current number of members of the Board of Directors at nine members. Due to the expiration of the term of three members of the Board of Directors, the Board of Directors has nominated the three persons named below for election as members of the Board of Directors to serve for the terms indicated. The Board of Directors is divided into three classes. Each of the three nominees below has been nominated to serve for a term of three years or until their respective successors shall have been elected and shall qualify. Each director of the Company is also currently a director of the Bank.

    It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the table. If any nominee is unable to serve, the shares of Common Stock represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees, if elected, might be unable to serve. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

    The business experience of each director and director nominee is set forth below.

Director Nominees:

  Term Expiring in 2004

  Susan K. Kolling, age 49.

    Ms. Kolling has been nominated as a new member to the Board of Directors. Ms. Kolling served as a vice president of the Bank from 1992 to 1994 and has served as a senior vice president of the Bank since 1995. Ms. Kolling has served as a vice president since June 1993 and a director since April 1996 of Osterud Insurance Agency, a wholly owned subsidiary of the Bank. In addition, Ms. Kolling has been an owner of Kolling Family Corp. which is doing business as Valley Home Improvement, a retail lumber yard, and KSM Developers LLC, a townhouse development company since January 1997. Ms. Kolling began her employment with the Bank in 1969.

  Roger P. Weise, age 66.

    Mr. Weise has been a director of the Company since 1977. Mr. Weise served as Chairman, President and Chief Executive Officer of the Company until his resignation on September 30, 2000. Mr. Weise was Chairman of the Bank from 1996 to 2000 and served as President and Chief Executive Officer of the Bank from 1989 through 1998. Mr. Weise began his employment with the Bank in 1958.

  Richard J. Ziebell, age 61.

    Mr. Ziebell has been a director of the Company since 1999. Mr. Ziebell was the President of Badger Foundry, Inc., an iron foundry, from 1992 until his retirement in 1999.

Directors continuing in office after Annual Meeting:

  Term Expiring in 2002

  Timothy P. Johnson, age 48.

    Mr. Johnson has been a director of the Company since November 2000. Mr. Johnson has been the Executive Vice President and Chief Financial Officer of the Company since November 1, 2000. Mr. Johnson has been the Vice President and Treasurer of the Company and the Bank since 1997. Mr. Johnson has also been the Principal Accounting Officer since 1998. Mr. Johnson served as Treasurer of the Bank from 1992 and 1997. Prior to joining the Bank, Mr. Johnson was Chief Financial Officer of St. Louis Bank for Savings in Duluth, Minnesota.

  Timothy R. Geisler, age 49.

    Mr. Geisler has been a director of the Company since 1996. Mr. Geisler is currently a unit manager for the Mayo Foundation and has been the tax manager for the Mayo Foundation since 1986. Mr. Geisler has been a certified public accountant since 1976. The Mayo Foundation provides medical care and education in clinical medicine and medical sciences and conducts medical research through hospitals and clinics in Rochester, Minnesota; Jacksonville, Florida; Scottsdale, Arizona and other cities in the United States.

  Allan R. DeBoer, age 58.

    Mr. DeBoer has been a director of the Company since 1999. Since 1988 Mr. DeBoer has been the Chief Executive Officer of RCS of Rochester, Inc. which is doing business as Rochester Cheese/Valley Cheese, a cheese processing company.

  Term Expiring in 2003

  Michael McNeil, age 53.

    Mr. McNeil has been a director of the Company since 1999 and the President of the Company since November 2000. Mr. McNeil has been the President and Chief Executive Officer of the Bank since January 1999 and a director of the Bank since April 1998. From April 1998 through December 1998, Mr. McNeil was the Senior Vice President Business Development of the Bank. Prior to joining the Bank, Mr. McNeil was the President and a director of Stearns Bank, N.A. in St. Cloud, Minnesota from August 1991 until March 1998.

  Duane D. Benson, age 55.

    Mr. Benson has been a director of the Company since 1997. Mr. Benson has been the executive director of the Minnesota Business Partnership, a non-profit public policy foundation comprised of 105 member companies, since September 1994. Mr. Benson's primary responsibilities include the management of governmental and public affairs for that organization. Mr. Benson served as a member of the Minnesota Legislature for 14 years prior to assuming his duties at the Minnesota Business Partnership.

  Mahlon Schneider, age 60.

    Mr. Schneider has been a director of the Company since 2000. Mr. Schneider has been Senior Vice President External Affairs and General Counsel of Hormel Foods Corporation since October, 1999. From October, 1990 to September, 1999, Mr. Schneider was the Vice President and General Counsel of Hormel Foods Corporation.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

Directors Emeritus

    In 1996, the Board of Directors of the Company established a Directors Emeritus program. Any retiring director who has served as a director of the Company or the Bank for 12 or more years may be invited by the Board of Directors to be a director emeritus. Directors emeritus are appointed annually, and may not serve for more than five years. A director emeritus attends and participates in regular meetings of the Board of Directors of the Company, but may not vote. In consideration for serving as a director emeritus, such individual is paid a fee equal to the fee received by non-employee directors during such individual's last year of service to the Company or the Bank (excluding any fees paid for serving on any committee of the Board of Directors of the Company or the Bank). Since 1996, Charles R. Reps has served as a director emeritus and since 1997, Keith A. Hagen has served as a director emeritus. Each of Irma R. Rathbun and James B. Gardner has served as a director emeritus since 2000.

Board of Directors' Meetings and Committees

    Board and Committee Meetings of the Company.  The Board of Directors of the Company held 10 meetings during the year ended December 31, 2000. No incumbent director attended fewer than 80% of the total number of meetings held by the Board of Directors and by all committees of the Board of Directors on which such director served during the year.

    The Board of Directors of the Company has standing Audit, Compensation, Executive, Nominating and Succession Plan Committees.

    The Audit Committee of the Company consists of Messrs. Benson, DeBoer, Geisler, Schneider, Schumann (Chairman) and Ziebell. All members of the Audit Committee are "independent" as that term is defined in the applicable listing standards of The Nasdaq Stock Market. The Audit Committee oversees the Company's financial reporting process by, among other things, reviewing and reassessing the Audit Committee Charter annually, recommending and taking action to oversee the independence of the independent accountants and selecting and appointing the independent accountants. The Audit Committee met five times during 2000. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, adopted by the Company's Board of Directors on May 23, 2000, and amended and restated on February 27, 2001. A copy of the Audit Committee Charter is included as Exhibit A to this Proxy Statement.

    The Compensation Committee of the Company reviews and reports to the Board of Directors on matters concerning compensation plans, the compensation of certain executives as well as administration of the Company's 1995 Stock Option and Incentive Plan (the "Stock Option Plan") and the 1995 Recognition and Retention Plan. The current members of the Compensation Committee are Directors Benson, DeBoer, Geisler, Schneider, Schumann, and Ziebell. This committee met 2 times during 2000.

    The Executive Committee of the Company acts on issues arising between regular Board of Directors' meetings. The Executive Committee possesses the powers of the full Board of Directors of the Company between meetings of the Company's Board of Directors. The Executive Committee is currently comprised of Directors Johnson, McNeil and Schumann. Directors Benson, DeBoer, Geisler, Schneider, Weise and Ziebell serve as alternates on this committee. The Executive Committee met one time during 2000.

    The entire Board of Directors acts as the Nominating Committee of the Company and meets annually to nominate eligible persons to serve on the Company's Board of Directors and on the Bank's Board of Directors. The Company's Bylaws require that directors have their primary domicile in a county in which the Bank has a full-service branch. While the Board of Directors will consider nominees recommended by stockholders, this committee has not actively solicited such nominations. The Nominating Committee met once during 2000. Pursuant to the Company's Bylaws, nominations by stockholders must generally be delivered in writing to the Secretary of the Company at least 90 days before the date of the meeting at which directors are to be elected.

    The Succession Plan Committee of the Company was established by the Board of Directors of the Company on October 26, 1999 to make recommendations to the Board of Directors regarding succession plans for the Company's executive officers. Directors Benson, DeBoer, Geisler, Schneider, Schumann and Ziebell are members of this committee. The Succession Plan Committee met nine times during 2000.

    Board and Committee Meetings of the Bank.  Meetings of the Bank's Board of Directors have generally coincided with those of the Company. During the year ended December 31, 2000, the Board of Directors of the Bank held ten meetings. No director attended fewer than 80% of the total meetings of the Board of Directors of the Bank and committees on which such Board member served during this period. The Board of Directors of the Bank has standing Asset Classification, Audit, Commercial Loan, Executive, Investment/Asset-Liability, Mortgage and Consumer Loan, Merger and Acquisition and Salary Administration Committees.

    The Asset Classification Committee meets at least quarterly to review the classification of all assets held by the Bank. The committee establishes the loan loss reserves and prepares the asset classification report which is given to the Bank's Board of Directors on a quarterly basis. Members of the committee are Director Johnson and Officers Bradley Becker, Jon Eberle and Dwain Jorgensen. This committee met 8 times in 2000.

    The Audit Committee reviews audit reports of the Bank and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also approves the accounting firm selected by management of the Bank to perform the Bank's annual audit and acts as the liaison between the auditors and the Board of Directors of the Bank. Directors Benson, DeBoer, Geisler, Schneider, Schumann and Ziebell currently comprise this committee. This committee met five times in 2000.

    The Commercial Loan Committee meets on an as-needed basis, but at least quarterly, to approve in advance all commercial loans up to $3,000,000 in accordance with the underwriting guidelines of the Bank. The Commercial Loan Committee consists of Directors Johnson and McNeil and Officers Dwain Jorgensen, Bradley Krehbiel and David Nauman. This committee met 36 times in 2000.

    The Executive Committee meets on an as-needed basis to act on matters that arise between regular meetings of the Board of Directors of the Bank. The Executive Committee possesses the powers of the full Board of Directors of the Bank between meetings of the Bank's Board of Directors. The current members of the Executive Committee are Directors Johnson, McNeil and Schumann. Directors Benson, DeBoer, Geisler, Schneider, Weise and Ziebell serve as alternates on this committee. This committee met six times in 2000.

    The Investment/Asset-Liability Committee consists of Directors Johnson and McNeil and Officers Dwain Jorgensen, Bradley Krehbiel and Jon Eberle. The committee meets at least monthly to discuss current and potential investments, to ensure that all investment activities are consistent with the Bank's Board of Directors' policies and to review short- and long-range asset and liability objectives of the Bank. This committee met 25 times in 2000.

    The Mortgage and Consumer Loan Committee meets on an as-needed basis to approve in advance all loans in excess of the FNMA and FHLMC conforming loan amounts that are not being sold on the secondary market in accordance with the underwriting guidelines of the Bank, perform all second reviews, and approve, deny or ratify exceptions to lending policies, recommend changes in loan policies, and approve changes in loan products. The Mortgage and Consumer Loan Committee consists of Directors Johnson and McNeil and Officers Sue Grooters, Dwain Jorgensen and Danae Ostern. This committee met 2 times in 2000.

    The Merger and Acquisition Committee meets on an as-needed basis to research, review, and evaluate possible mergers and acquisitions. This committee coordinates a merger and acquisition team when needed and makes all presentations and recommendations to the Board of Directors. The members of this committee are Directors Johnson and McNeil and Officers Jon Eberle and Dwain Jorgensen. This committee met once in 2000.

    The Salary Administration Committee meets to review salaries and the performance of officers and employees, and recommends compensation adjustments and promotions. This committee is currently comprised of Directors Geisler, Johnson, McNeil and Schumann. The Salary Administration Committee met two times during 2000.

Compensation Committee Interlocks and Insider Participation

    During 2000, the Bank's Salary Administration Committee (which functions as the Bank's compensation committee) was comprised of Directors Geisler, Schumann and McNeil. Mr. McNeil is the President of the Company. No interlocking relationship exists between the Company's Board of Directors or Salary Administration Committee and the board of directors or compensation committee of any other company.

Director Cash Compensation

    Each non-employee member of the Board of Directors of the Company is paid $300 per month. Non-employee directors of the Bank are paid a fee of $600 per month and $150 for each regular or special meeting attended. In addition, non-employee directors who are members of the Audit Committee of the Company receive $100 per month. No fees are paid for being a member of or attending any meetings of any other committee of the Company or the Bank. The Company allows each member of the Board of Directors to elect to defer receipt of his or her fees until January 30 of the calendar year immediately following the date in which such member ceases to serve as a member of the Board of Directors. The deferred fees earn interest at an interest rate equal to the Bank's cost of funds on November 30 of each year. A director who is an officer or employee of the Company or the Bank receives no separate compensation for service as a director of the Company or the Bank.

Report of the Audit Committee

    The role of the Company's Audit Committee, which is composed of six independent non-employee directors, is one of oversight of the Company's management and of KPMG LLP, the Company's outside auditors, in regard to the Company's financial reporting and the Company's controls respecting accounting and financial reporting. In performing its oversight function, the Audit Committee relied upon advice and information received in its discussions with the Company's management and independent auditors. The Audit Committee has (i) reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with the Company's management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); (iii) received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees); and (iv) has discussed with the Company's independent accountants the independent accountants' independence. Based on the review and discussions with management and the Company's independent auditors referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

DUANE D. BENSON         ALLAN R. DEBOER         TIMOTHY R. GEISLER         MAHLON SCHNEIDER
M. F. SCHUMANN         RICHARD J. ZIEBELL

Audit Fees

    During the year ended December 31, 2000, the Company paid the following fees to KPMG LLP, its independent auditors:

Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
$75,400	$0	$34,500

    The Audit Committee considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditors' independence.

EXECUTIVE COMPENSATION

    The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to these officers until it becomes actively involved in the operation or acquisition of businesses other than the Bank.

    The following table sets forth the compensation paid or accrued by the Bank during the fiscal years indicated for services rendered by the Named Officers. No executive officers of the Bank other than Messrs. Weise, McNeil, Gardner and Johnson received cash compensation in excess of $100,000 during 2000.

Annual Compensation(1)
Name and principal position	Year	Salary	Bonus	All other Compensation(2)
Roger P. Weise, Chairman, President, Chief Executive Officer and Director(3)	2000 1999 1998	$72,000 169,000 168,000	$0 150 550	$6,786 25,509 29,776
Michael McNeil, President of the Company and Chief Executive Officer and President of the Bank(4)	2000 1999 1998	183,333 180,000 105,750	17,560 50 50	22,696 16,271 1,880
James B. Gardner, Executive Vice President, Chief Financial Officer and Director(5)	2000 1999 1998	135,000 135,000 129,000	150 150 150	16,063 22,449 24,484
Timothy P. Johnson, Executive Vice President and Chief Financial Officer of the Company and Chief Financial Officer of the Bank(6)	2000 1999 1998	91,250 84,500 83,000	8,347 150 150	9,792 12,458 39,939

(1)
During 2000, 1999 and 1998, none of Mr. Weise, Mr. Gardner, Mr. McNeil or Mr. Johnson received from the Company any benefits or perquisites that, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2)
The amounts for 1998 represent the Bank's contribution of $2,500 to the accounts of each of Messrs. Weise and Gardner and $1,880 to the account of Mr. McNeil under the Bank's 401(k) Plan and $27,278, $21,984 and $39,210, the value of shares allocated to the ESOP accounts of Messrs. Weise, Gardner and Johnson, respectively, based upon a market value of $11.75 per share of Common Stock on December 31, 1998. The amounts for 1999 represent the Bank's contribution of $2,415 to the account of Mr. Weise and $2,500 to the accounts of each of Messrs. Gardner and McNeil under the Bank's 401(k) Plan and $22,723, $18,652, $9,315 and $11,588, the value of shares allocated to the ESOP accounts of Messrs. Weise, Gardner, McNeil and Johnson, respectively, based upon a market value of $11.25 per share of Common Stock on December 31, 1999. The amounts for 2000 represent contributions by the Bank in the amount of $2,625 to the accounts of each of Messrs. Gardner and McNeil under the Bank's 401(k) Plan and $6,556, $12,289, $15,476 and $8,371, the value of shares of Common Stock allocated to the ESOP accounts of Messrs. Weise, Gardner, McNeil and Johnson, respectively, based upon a market value of $13.06 per share of Common Stock on December 31, 2000.

(3)
Mr. Weise retired as Chairman, President and Chief Executive Officer of the Company effective September 30, 2000.

(4)
Mr. McNeil has served as President of the Company since November 1, 2000.

(5)
Mr. Gardner resigned as Executive Vice President, Chief Financial Officer and director of the Company effective October 24, 2000. Mr. Gardner presently serves as a director emeritus of the Company.

(6)
Mr. Johnson has served as Executive Vice President and Chief Financial Officer of the Company since November 1, 2000.

Stock Options

    No stock options were granted during 2000 to any of the Named Officers.

AGGREGATED OPTION/SAR EXERCISES IN 2000
AND YEAR-END OPTION VALUES

			Number of securities underlying unexercised options/SARs at fiscal year-end (#)(2)
					Value of unexercised in-the-money Options/SARs at fiscal year-end ($)(3)
	Shares acquired on Exercise (#)
		Value realized ($)(1)
Name			Exercisable/Unexercisable		Exercisable/Unexercisable
Roger P. Weise	N/A	N/A	138,038	0	$531,446	N/A
Michael McNeil	N/A	N/A	20,000	30,000	31,200	$46,800
James B. Gardner	6,000	9,240	66,026	0	134,693	N/A
Timothy P. Johnson	N/A	N/A	30,755	0	62,740	N/A

(1)
Represents market value of underlying securities on date of exercise less the exercise price.

(2)
Includes options exercisable within 60 days of February 27, 2001. Approximately 20% of the options vest on each anniversary of the date of grant. All options were granted at fair market value and have a term of ten years. Generally, all of the options will become fully exercisable upon approval by the Company's stockholders of a merger, plan of exchange, sale of substantially all of the Company's assets or plan of liquidation.

(3)
Represents market value of underlying securities at year end of $13.06 per share less the exercise price.

Employment Agreements; Change-In-Control Agreements and Early Retirement Agreements

    The Bank and the Company have entered employment agreements with Messrs. McNeil and Johnson each dated as of November 1, 2000. These agreements are designed to assist the Company and the Bank in maintaining a stable and competent management team. The employment agreements provide for an initial base salary of $200,000 and $125,000 for Messrs. McNeil and Johnson, respectively, but are subject to a potential annual upward adjustment based on a review of each employee's performance by the Compensation Committee of the Board of Directors. Each agreement has a two year term and on the first anniversary of the date of the agreement and on each anniversary thereafter, the term automatically extends for a period of twelve months in addition to the remaining term of employment, unless any party to the agreement gives contrary written notice or under certain other circumstances. Each agreement will terminate upon death or disability of the employee. In addition, either employee may terminate his agreement upon notice to the Company or the Bank. In the event that either Mr. McNeil or Mr. Johnson terminates his employment for Good Reason (as such term is defined in the applicable employment agreements) or is terminated by the Company or Bank, other than for cause, or by reason of disability of the employee, the employee will continue to receive his salary and a reimbursement for the cost of premiums to maintain the same level of health insurance coverage as he was receiving before the date of termination through the remaining term of the agreement. The employment agreements also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

    Concurrent with the execution of their employment agreements, each of Messrs. McNeil and Johnson also entered into a Change-in-Control Agreement with the Bank. These agreements are designed to assist the Company and the Bank in maintaining a stable and competent management team. These agreements provide for an initial term of two years with an automatic extension for one year and from year to year thereafter unless notice of termination is given by either applicable party. In the event that employment with the Company or the Bank is terminated in connection with, or within 12 months after, certain change of control events or the employee voluntarily terminates his employment (under certain circumstances) in connection with such events, the Change-In-

Control Agreements provide for a cash payment of 299% of the employee's annual average base salary. This amount is in addition to the payment to the employee of his salary for the remainder of the term of his employment pursuant to his relevant employment agreement. The Change-In-Control Agreements also provide that the employees can participate in the health, disability and life insurance plan or program that the employees were entitled immediately prior to such termination. The amounts payable pursuant to the Change-In-Control Agreements will be reduced by the amount of any severance pay that the employees receive from the Bank, its subsidiaries or its successors. Based on their current salaries, if the employment of Messrs. McNeil and Johnson had been terminated as of December 31, 2000 under circumstances giving rise to the 299% salary payment described above, such individuals would have been entitled to receive maximum lump-sum cash payments of approximately $568,100 and $373,750, respectively.

    The Bank entered into an early retirement agreement with Mr. Gardner dated as of October 24, 2000. Pursuant to this agreement Mr. Gardner resigned as an officer and director of the Company and the Bank, but remains an employee of the Bank until June 30, 2001. The agreement provides that Mr. Gardner will continue to receive his current base salary of $11,250 per month and his employee benefits until June 30, 2001. Between July 1, 2001 and May 23, 2003, the Bank will pay Gardner a severance amount of $11,250 per month and certain medical plan and life insurance payments. In addition, the Company agreed to appoint Mr. Gardner as a director emeritus until the Company's 2005 Annual Meeting of stockholders. The early retirement agreement superseded the prior employment agreement between the Company and Mr. Gardner pursuant to which Mr. Gardner served in his chief financial officer position.

    Until his resignation as Chairman of the Board of Directors, Chief Executive Officer and President on September 30, 2000, the Bank and Mr. Weise were parties to an employment agreement. No severance amounts were payable to Mr. Weise under this agreement upon his retirement.

Pension Plan

    The Bank's employees are included in the Financial Institutions Retirement Fund, a multi-employer comprehensive pension plan (the "Pension Plan"). This non-contributory defined benefit retirement plan covers all employees who have met minimum service requirements. Employees become 100% vested in the Pension Plan after five years of eligible service (as defined in the Pension Plan). The Bank's policy is to fund the maximum amount that can be deducted for federal income tax purposes. No contribution was made to the Pension Plan during 2000 because the Pension Plan was fully funded.

PENSION PLAN TABLE

	Years of service
Average annual compensation	10	15	20	25	30	35	40
80,000	8,000	12,000	16,000	20,000	24,000	28,000	32,000
100,000	10,000	15,000	20,000	25,000	30,000	35,000	40,000
120,000	12,000	18,000	24,000	30,000	36,000	42,000	48,000
140,000	14,000	21,000	28,000	35,000	42,000	49,000	56,000
160,000	16,000	24,000	32,000	40,000	48,000	56,000	64,000
180,000	18,000	27,000	36,000	45,000	54,000	63,000	72,000
200,000	20,000	30,000	40,000	50,000	60,000	70,000	80,000

    The above table illustrates annual pension benefits payable upon retirement, which are not subject to offset for Social Security payments or other payments, based on various levels of compensation and years of service and assuming payment in the form of a straight-line annuity. Benefits payable under the Pension Plan are based upon 1% of the average cash remuneration for the highest five consecutive calendar years multiplied by the number of years of service of the employee. At December 31, 2000, Messrs. Gardner, McNeil and Johnson had 18.5, 2.8, and 8.5 years of credited service under the Pension Plan, respectively.

Compensation Committee Report on Executive Compensation

    Compensation Policy.  The Compensation Committee of the Company has designed the compensation for the executive officers in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiaries to meet the Company's mission, goals and objectives.

    To determine the compensation for the executive officers the Compensation Committee reviews (i) the financial performance of the Bank over the most recently completed fiscal year (principally return on assets, general and administrative expense, CAMELS rating, compliance rating and quality of assets) compared to results at comparable companies within the banking industry, and (ii) the responsibilities and performance of each individual executive officer and the compensation levels of such personnel with the compensation of personnel with similar responsibilities at other comparable companies within the banking industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

    All employees and executive officers participate on an equal, nondiscriminatory basis in the Bank's medical insurance plan, medical reimbursement plan, child care plan, long-term disability plan and group life insurance plan. The Bank also provides to all employees and executive officers on a nondiscriminatory basis participation in the Pension Plan, a 401(k) Plan and the ESOP. Nondiscretionary cash bonuses (up to a maximum of $150) are awarded annually to all employees based upon years of service, with an additional nondiscretionary cash bonus awarded to employees every five years of service.

    In addition, executive and certain other officers are also provided an opportunity to earn a cash bonus in an amount up to 10% of their base salary. The amount of this bonus is determined in accordance with the Company's consolidated performance in relation to its annual budget set by the Board of Directors. If the Company's consolidated performance meets or exceeds the annual budget, the officers receive the entire bonus amount. If the Company's consolidated performance is below budget, the officers receive a bonus which is the same percentage of the maximum potential bonus amount as the Company's consolidated performance was to its budget.

    Stock Option Plan and Restricted Stock Award Plan.  The Stock Option Plan and the 1995 Recognition and Retention Plan were designed to reward Board members and executive officers for the future long term performance of the Company, based on the responsibilities of the Board and of the executive officers and other senior managers to manage the Bank and the Company. Except for the April 1999, grant to Mr. McNeil of a stock option for 50,000 shares of Common Stock of the Company, the Compensation Committee has not made any other awards under either plan to any executive officer since 1995 because the Compensation Committee believes that the 1995 awards provide adequate incentive to those employees.

    Report on Executive Officer Compensation.  The former Chief Executive Officer's compensation and the President's compensation were based on the same factors as those applied to all employees and executive officers. Except for the performance based bonus, there were no special programs designed especially for the former Chief Executive Officer, the President or any other executive officer. In 2000 the Company's consolidated performance was below its annual budget and, as a result, the executive officers received approximately 97% of the maximum potential bonus amount. As shown in the table set forth under "Security Ownership of Management and Certain Beneficial Owners" above, the President holds an interest in the Company's Common Stock. It is the philosophy of the Compensation Committee that the financial rewards and incentives for the President come in large part from increases in the value of the Company's Common Stock. The Compensation Committee plans to follow the same philosophy in the compensation of the President.

THE COMPENSATION COMMITTEE
Duane D. Benson         Allan R. Deboer         Timothy R. Geisler         Mahlon Schneider
M. F. Schumann         Richard J. Ziebell

Stockholder Return Performance Presentation

    The following graph compares the total cumulative stockholders' return on the Company's Common Stock to the Nasdaq U.S. Stock Index ("Nasdaq-U.S."), which includes all Nasdaq traded stocks of U.S. companies, and the SNL Securities Midwest Thrift Index (the "HMN Peer Group"), which includes publicly traded financial institutions located in selected Midwestern states with assets of $500 million to $1 billion, for the period of December 31, 1995 through December 31, 2000. Those Midwestern states include Illinois, Indiana, Iowa, Kentucky, Minnesota, Missouri, Ohio, South Dakota and Wisconsin. The graph assumes that $100 was invested on December 31, 1995 and that all dividends were reinvested.

	Period Ending
Index	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
HMN Financial, Inc.	100.00	113.27	203.12	111.33	109.28	131.65
NASDAQ - Total US	100.00	123.04	150.69	212.51	394.92	237.62
SNL $500 - $1B Midwest Thrift Index	100.00	119.80	180.45	158.72	140.60	140.55

Certain Transactions

    The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. The rate charged on mortgage loans is generally equal to the then current rate offered to the general public, although certain fees are reduced or waived. The consumer rate charged is generally 1% below the then current rate offered to the general public. At December 31, 2000, the aggregate amount of the Bank's loans to directors, executive officers, affiliates of directors or executive officers, and employees was approximately $3.0 million (of which approximately $0.5 million represents loans to directors, executive officers and affiliates of directors or executive officers) or 0.75% of the Company's stockholders' equity. All of these loans were current at December 31, 2000. All of the loans to directors and executive officers (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons, except for the employee interest rate, fee reduction or fee waiver, and (c) did not involve more than the normal risk of collectibility or other unfavorable features.

PROPOSAL II—APPROVAL OF THE HMN FINANCIAL, INC. 2001 OMNIBUS STOCK PLAN

    Introduction.  Effective March 23, 2001, the Company's Board of Directors authorized the adoption of the HMN Financial, Inc. 2001 Omnibus Stock Plan (the "2001 Plan"), which is attached as Exhibit B to this Proxy Statement. At that time, the Board directed that the Company submit the 2001 Plan to the stockholders of the Company for approval at the April 2001 Annual Meeting of Stockholders. If the stockholders approve the 2001 Plan, it will be effective as of March 23, 2001.

    The Company currently issues stock options under one incentive plan. The Stock Option Plan, provides that the Committee may grant options to purchase shares of Common Stock of the Company, not to exceed 912,866 shares in the aggregate. The Stock Option Plan expires June 2005. To date, approximately 903,469 shares have been issued, 656,344 shares are subject to outstanding options and 9,397 shares remain available for issuance. In the event this proposal is approved by the stockholders, there will be 1,065,741 shares subject to outstanding options or available for issuance of stock-based awards.

    The Salary Administration, the Compensation Committee and the Board of Directors continue to believe that stock-based compensation programs are a key element in achieving the Company's continued financial and operational success. The Company's compensation programs have been designed to motivate representatives of the Company to work as a team to achieve the corporate goal of maximizing stockholder return.

    The descriptions set forth below are in all respects qualified by the terms of the 2001 Plan.

    Purpose.  The purpose of the 2001 Plan is to promote the interests of the Company and its stockholders by providing key personnel of the Company and its affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of corporate performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. The 2001 Plan is also intended to provide directors of the Company who are not employees of the Company (the "Outside Directors") with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contributions to the Company and to aid in attracting and retaining Outside Directors.

    Administration.  The 2001 Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee has the authority to adopt, revise and waive rules relating to the 2001 Plan and to determine the timing and identity of participants, the amount of any awards and other terms and conditions of awards. The Committee may delegate its responsibilities under the 2001 Plan to members of management of the Company or to others with respect to the selection and grants of awards to employees of the Company who are not deemed to be officers, directors or 10% stockholders of the Company under applicable Federal securities laws.

    The regulations under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") require that the directors who serve as members of the Committee must be "outside directors." The 2001 Plan provides that directors serving on the Committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the Committee directors who are (i) current employees of the Company or an affiliate, (ii) former employees of the Company or an affiliate receiving compensation for past services, other than benefits under a tax-qualified pension option plan, (iii) current and former officers of the Company or an affiliate, (iv) directors currently receiving direct or indirect remuneration from the Company or an affiliate in any capacity, other than as a director, and (v) any other person who is not otherwise considered an "outside director" for purposes of Section 162(m). The definition of an "outside director" under Section 162(m) is generally narrower than the definition of a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934.

    Eligibility and Number of Shares.  All employees of the Company and its affiliates and other individuals or entities that are not employees but who provide services to the Company or its affiliates in capacities such as consultants, advisors and directors are eligible to receive awards under the 2001 Plan at the discretion of the

Committee. Incentive stock options under the 2001 Plan may be awarded by the Committee only to employees. There are approximately 152 total employees and others who provide services to the Company and its affiliates, any or all of whom may be considered for the grant of awards under the 2001 Plan at the discretion of the Committee.

    The total number of shares of Company Common Stock available for distribution under the 2001 Plan is 400,000, subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. No more than 50,000 shares pursuant to stock options and no more than 50,000 shares pursuant to stock appreciation rights may be granted to any one participant under the 2001 Plan in any calendar year. Subject to this limitation, there is no limit on the number of shares in respect of which awards may be granted by the Committee to any person.

    The 2001 Plan provides that all awards are subject to agreements containing the terms and conditions of the awards. Such agreements will be entered into by the recipients of the awards and the Company on or after the time the awards are granted and are subject to amendment, including unilateral amendment by the Company unless such amendments are determined by the Committee to be materially adverse to the participant and are not required as a matter of law. Any shares of Company Common Stock subject to awards under the 2001 Plan which are not used because the terms and conditions of the awards are not met may be reallocated as though they had not previously been awarded, unless such shares were used to calculate the value of stock appreciation rights which have been exercised.

    Types of Awards.  The types of awards that may be granted under the 2001 Plan include restricted and unrestricted stock, incentive and nonstatutory stock options, stock appreciation rights and other stock-based awards. Subject to the restrictions described in this Proxy Statement with respect to incentive stock options, such awards will be exercisable by the participants at such times as are determined by the Committee. Except as noted below, during the lifetime of a person to whom an award is granted, only that person, or that person's legal representative, may exercise an option or stock appreciation right, or receive payment with respect to any other award. No award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a successor in the event of a participant's death or pursuant to a qualified domestic relations order. However, the Committee may provide that an award, other than incentive stock options, may be transferable to members of the participant's immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if the participant does not receive any consideration for the transfer.

    In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of each type of award that may be granted to an employee, and in some cases, a consultant, advisor or director, under the 2001 Plan are as follows:

    Restricted and Unrestricted Stock and Other Stock-Based Awards.  The Committee is authorized to grant, either alone or in conjunction with other awards, stock and stock-based awards. The Committee shall determine the persons to whom such awards are made, the timing and amount of such awards, and all other terms and conditions. Company Common Stock granted to participants may be unrestricted or may contain such restrictions, including provisions requiring forfeiture and imposing restrictions upon stock transfer, as the Committee may determine. Unless forfeited, the recipient of restricted Common Stock will have all other rights of a stockholder, including without limitation, voting and dividend rights. The 2001 Plan provides that no more than 100,000 shares in the form of restricted stock and 50,000 shares in the form of unrestricted stock can be issued under the 2001 Plan.

    Incentive and Nonstatutory Stock Options.  Both incentive stock options and nonstatutory stock options may be granted to participants at such exercise prices as the Committee may determine, provided that the exercise price of nonstatutory stock options shall be not less than 50% of the fair market value of the underlying stock as of the date the option is granted and the exercise price of incentive stock options shall be not less than 100% of the fair market value of the underlying stock as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that unless applicable Federal tax laws are modified, (i) no incentive stock options may be granted more than 10 years after the effective date of the 2001 Plan, (ii) an incentive stock option shall not be exercisable more than 10 years after the date of grant and (iii) the aggregate fair market value of the shares of Company Common Stock with respect to which incentive stock options held by an employee under the 2001 Plan and any other plan of the Company or any affiliate may first become exercisable in any calendar year may not exceed $100,000. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns 10% or more of the outstanding shares of the Company.

    The purchase price for stock purchased upon the exercise of the options may be payable in cash, in stock having a fair market value on the date the option is exercised equal to the option price of the stock being purchased or in a combination of cash and stock, as determined by the Committee. The Committee may permit optionees to simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price. The Committee may provide, at or after the grant of a stock option, that a 2001 Plan participant who surrenders shares of stock in payment of an option shall be granted a new incentive or nonstatutory stock option covering a number of shares equal to the number of shares so surrendered. The Committee may prevent participants from purchasing options in any manner that could have adverse financial accounting consequences for the Company.

    In addition, options may be granted under the 2001 Plan to employees of entities acquired by the Company in substitution of options previously granted to them by the acquired entity.

    Stock Appreciation Rights.  The value of a stock appreciation right granted to a participant is determined by the appreciation in Company Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The participant receives all or a portion of the amount by which the fair market value of a specified number of shares, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Company Common Stock to which the right relates determined as of the date the stock appreciation right is granted. Payments with respect to stock appreciation rights may be paid in cash, shares of Company Common Stock or a combination of cash and shares as determined by the Committee.

    Acceleration of Awards, Lapse of Restrictions, Termination of Employment, Forfeiture.  The Committee may provide for the lapse of restrictions on restricted stock or other awards, or accelerated exercisability of options, stock appreciation rights and other awards in the event of certain fundamental changes in the corporate structure of the Company, the death of the participant or such other events as the Committee may determine.

    In the event of the death or disability of a participant, options that were not previously exercisable will become immediately exercisable in full if the participant was continuously employed by the Company and its affiliates between the date the option was granted and the date of such disability, or, in the event of death, a date not more than three months prior to such death. If a participant's employment or other relationship with the Company, including service as a director or director emeritus, terminates for any reason other than death or disability, then any option or stock appreciation right that has not expired shall remain exercisable for three months after termination of the participant's employment, or service as a director or director emeritus, but, unless otherwise provided in the agreement, only to the extent such option or stock appreciation right was exercisable prior to such participant's termination of employment. In no event may an option be exercisable at any time after its expiration date.

    Unless otherwise provided in an agreement, if a participant's employment or other relationship with the Company and its affiliates terminates due to death or disability, the participant shall be entitled to receive a number of shares of restricted stock under outstanding awards that has been prorated for the term of the participant's employment and for which portion the restrictions shall lapse.

    The Committee may condition a grant upon the participant's agreement that in the event of certain occurrences, which may include a participant's competition with, unauthorized disclosure of confidential information of, or violation of the applicable business ethics policy or business policy of the Company or any of its affiliates, the awards paid to the participant within six months prior to the termination of employment of the participant (or their economic value) may be subject to forfeiture at the Committee's option.

    Adjustments, Modifications, Cancellations.  The 2001 Plan gives the Committee discretion to adjust the kind and number of shares available for awards or subject to outstanding awards and the option price of outstanding options in the event of mergers, recapitalizations, stock dividends, stock splits or other relevant changes. The 2001 Plan also gives the Board the right to terminate, suspend or modify the 2001 Plan, except that amendments to the 2001 Plan are subject to stockholder approval if needed to comply with the incentive stock option provisions of Federal tax laws. Under the 2001 Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the participants in the event of certain dissolutions, liquidations, mergers, statutory share exchanges or other similar events involving the Company.

    Federal Tax Considerations.  The Company has been advised by its counsel that awards made under the 2001 Plan generally will result in the following tax events for United States citizens under current United States Federal income tax laws:

    Restricted and Unrestricted Stock.  Unless the participant files an election to be taxed under Section 83(b) of the Code, (a) the participant will not realize income upon the grant of restricted stock, (b) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction when the restrictions have been removed or expire and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the participant and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

    With respect to awards of unrestricted stock, (a) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock and (b) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

    When the participant disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

    Incentive Stock Options.  A participant will not realize any taxable income, and the Company will not be entitled to any related deduction, when any incentive stock option is granted under the 2001 Plan. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss a recipient realizes will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods.

    Except in the event of death, if shares acquired upon the exercise of an incentive stock option are disposed of before the expiration of the statutory holding periods (a "disqualifying disposition"), the participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the participant pays the option price with shares that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares have not been met, the participant will be treated as having made a disqualifying disposition of such shares and the tax consequences of such disqualifying disposition will be as described above.

    The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes an incentive stock option will be treated as if it were a nonstatutory stock option, the tax consequences of which are discussed below.

    Nonstatutory Stock Options.  A participant will not realize any taxable income, and the Company will not be entitled to any related deduction, when any nonstatutory stock option is granted under the 2001 Plan. When a participant exercises a nonstatutory stock option, the participant will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares, any additional gain or loss the participant realizes will be a capital gain or loss.

    Stock Appreciation Rights.  Generally (i) the participant will not realize income upon the grant of a stock appreciation right, (ii) the participant will realize ordinary income and the Company will be entitled to a corresponding deduction, when cash, shares of Common Stock or a combination of cash and shares are delivered to the participant upon exercise of a stock appreciation right and (iii) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date they are received. The Federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right are the same as described above with respect to a disposition of unrestricted shares.

    Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

    Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders. The Company intends that any stock options granted to covered employees will qualify as "performance-based compensation" for purposes of Section 162(m), thereby preserving any available corporate compensation deductions attributable to such options.

    Withholding.  The 2001 Plan permits the Company to withhold from cash awards, and to require a participant receiving Common Stock under the 2001 Plan to pay the Company in cash, an amount sufficient to cover any required withholding taxes. In lieu of cash, the Committee may permit a participant to cover withholding obligations through a reduction in the number of shares delivered to such participant or a surrender to the Company of shares then owned by the participant.

    Voting Requirements, Recommendation.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote on this item and present in person or by proxy at the Meeting is required for approval of the 2001 Plan and the shares authorized under the 2001 Plan. Proxies solicited by the Board will be voted for approval of the proposal, unless stockholders specify otherwise in their proxies.

    For this purpose, a stockholder voting through a proxy who abstains with respect to approval of the 2001 Plan is considered to be present and entitled to vote on the approval of the 2001 Plan at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the approval of the 2001 Plan shall not be considered present and entitled to vote on the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE HMN FINANCIAL, INC. 2001 OMNIBUS STOCK PLAN.

PROPOSAL III—RATIFICATION OF APPOINTMENT OF AUDITORS

    Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed KPMG LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 2001 subject to ratification by the shareholders. KPMG LLP has audited the financial statements of the Company since 1966. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

    While it is not required to do so, the Audit Committee is submitting the appointment of that firm for ratification in order to ascertain the view of stockholders. If the stockholders do not ratify the appointment, the Audit Committee will review the appointment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

STOCKHOLDER PROPOSALS

    In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 101 North Broadway, Spring Valley, Minnesota 55975-0231, no later than November 23, 2001. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

    Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice received not later than 90 days in advance of such meeting (or if the Company does not publicly announce its annual meeting date 100 days in advance of the meeting date, by the close of business on the 10th day following the day on which notice of the meeting is mailed to stockholders or publicly made) by the Secretary of the Company containing the name and address of the stockholder as they appear on the Company's books, the class and number of shares owned by the stockholder, and a representation that the stockholder intends to appear in person or by proxy at the meeting. If the notice relates to a nomination for director, it must also set forth the name and address of any nominee(s), all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made, such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated by the Board, and the consent of each nominee to be named in the proxy statement and to serve. Notice of an item of business shall include a brief description of the proposed business and a description of all arrangements or understandings between the stockholder and any other person or persons (including their names) in connection with the proposal of such business by the stockholder and any material interest of such stockholder in such business.

    The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures. Copies of the Company's Bylaws are available from the Secretary of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the Securities and

Exchange Commission. Directors and executive officers are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the year ended December 31, 2000.

OTHER MATTERS

    The Company anticipates furnishing its Annual Report, including financial statements, for the year ended December 31, 2000 to each stockholder with this Proxy Statement.

    The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone without additional compensation.

By Order of the Board of Directors
/s/ CAROL J. THOUIN Carol J. Thouin Secretary

Dated: March 23, 2001

EXHIBIT A

HMN FINANCIAL, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
(as of February 27, 2001)

I. AUDIT COMMITTEE PURPOSE

    A. The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Oversee the Company's management and outside auditors in regard to corporate accounting, financial reporting, legal compliance, and the related systems of internal controls.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

    B. The audit committee has the authority to conduct any investigation it deems appropriate to fulfilling its responsibilities, and it has full access to all books and records, facilities, and outside advisors, as well as any employee in the organization. The audit committee is empowered to retain, at the company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

    A. Audit Committee members shall meet the requirements of the National Association of Securities Dealers (NASD). The Audit Committee shall be comprised of three to six directors, as determined by the Board, each of whom shall be independent (within the meaning of Rule 4200 of the NASD Manual) outside directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. If a director is not capable of understanding such fundamental financial statements, he or she must become able to do so within a reasonable period of time after appointment to the committee. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the director's financial sophistication.

    B. Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    C. The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

    A. The committee recognizes that the preparation of the Company's financial statements is the responsibility of the Company's management and that auditing or conducting limited reviews of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

    The Company's management and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work, including, without limitation, their reports on and limited reviews of the Company's financial statements and other financial information. In addition, the Committee is entitled to rely on information provided by the Company's management and the outside auditors with respect to the nature of services provided by the outside auditor and the fees paid for such services.

    B. Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

  2.
  Review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-K prior to filing or distribution. Review should include discussion with management and outside auditors. The Committee should determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission.

  3.
  Actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

  4.
  Take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors.

  5.
  In consultation with the management, the outside auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the outside auditors and the internal auditing department together with management's responses.

  6.
  Review, or the Committee's Chairman shall review, any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to filing of such interim financial statements on the Company's Form 10-Q.

  7.
  Review and consider the matters identified in Statements on Auditing Standards No. 61 with the outside auditors and management.

    C. Outside Auditors

  1.
  The outside auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the shareholders. The Board and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and to nominate the outside auditors to be proposed for approval by the shareholders in the proxy statement.

  2.
  Approve the fees and other significant compensation to be paid to the outside auditors.

  3.
  On an annual basis, the Committee should review and discuss with the outside auditors their independence. The Committee should require the outside auditors to provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1.

  4.
  Review the terms of proposed engagements of the outside auditors relating to services to the Company (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) prior to such engagements.

  5.
  Consider whether the provision of the services by the outside auditors (other than those services rendered in respect of the audit or review of the Company's annual or quarterly financial statements) is compatible with maintaining the outside auditor's independence.

  6.
  Prior to releasing the annual report, discuss the results of the audit with the outside auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  7.
  Consider the outside auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

    D. Internal Audit Department

  1.
  Review the budget, internal audit plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

  2.
  Review the appointment, performance, and replacement of the senior internal audit executive.

  3.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

    E. Other Audit Committee Responsibilities

  1.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  2.
  Perform any other Activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  3.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

EXHIBIT B

HMN Financial, Inc.
2001 Omnibus Stock Plan

      1.  Purpose. The purpose of the HMN Financial, Inc. 2001 Omnibus Stock Plan (the "Plan") is to promote the interests of the Company and its stockholders by providing key personnel of the Company and its Affiliates with an opportunity to acquire a proprietary interest in the Company and reward them for achieving a high level of performance and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its Affiliates. In addition, the opportunity to acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability. Additionally, the Plan is intended to provide Outside Directors with an opportunity to acquire a proprietary interest in the Company, to compensate Outside Directors for their contribution to the Company and to aid in attracting and retaining Outside Directors.

      2.  Definitions.

        2.1 The capitalized terms used elsewhere in the Plan have the meanings set forth below.

          (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Code Sections 424(e) and (f), or any successor provisions.

          (b) "Agreement" means a written contract (i) consistent with the terms of the Plan entered into between the Company or an Affiliate and a Participant and (ii) containing the terms and conditions of an Award in such form and not inconsistent with the Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and not required as a matter of law.

          (c) "Award" or "Awards" means a grant made under the Plan in the form of Restricted Stock, Options, Stock Appreciation Rights, Stock or any other stock-based award.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute.

          (f)  "Committee" means two or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.1 of the Plan and constituted so as to permit grants thereby to comply with Exchange Act Rule 16b-3 and Code Section 162(m).

          (g) "Company" means HMN Financial, Inc., a Delaware corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

          (h) "Effective Date" means the date specified in Section 11.1 of the Plan.

          (i)  "Employee" means an employee (including an officer or director who is also an employee) of the Company or an Affiliate.

          (j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time or any successor statute.

          (k) "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as now in force and in effect from time to time or any successor regulation.

          (l)  "Fair Market Value" as of any date means, unless otherwise expressly provided in the Plan:

        (i)
        the average of the high and low sale prices of a Share on the date of grant, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred

            (A) on the composite tape for New York Stock Exchange listed shares, or

            (B) if the Shares are not quoted on the composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

            (C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotations National Market System or any system then in use, or

        (ii)
        if clause (i) is inapplicable, the mean between the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a closing bid and asked quotation is made, on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or
        (iii)
        if clauses (i) and (ii) are inapplicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date, using such criteria as it shall determine, in its sole discretion, to be appropriate for valuation.

        However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if this determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with those regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 15 of the Plan.

          (m) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

          (n) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor provision.

          (o) "Insider" as of a particular date means any person who, as of that date is an officer of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.

          (p) "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(b)(3) or its successor provision and an outside director for purposes of Code Section 162(m).

          (q) "Non-Statutory Stock Option" means an Option other than an Incentive Stock Option.

          (r) "Option" means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

          (s) "Outside Director" means a director who is not an Employee.

          (t)  "Participant" means a person or entity to whom an Award is or has been made in accordance with the Plan.

          (u) "Plan" means this HMN Financial, Inc. 2001 Omnibus Stock Plan, as may be amended and in effect from time to time.

          (v) "Restricted Stock" means Stock granted under Section 7 of the Plan so long as such Stock remains subject to one or more restrictions.

          (w) "Section 16" or "Section 16(b)" means Section 16 or Section 16(b), respectively, of the Exchange Act or any successor statute and the rules and regulations promulgated thereunder as in effect and as amended from time to time.

          (x) "Share" means a share of Stock.

          (y) "Stock" means the common stock, par value $.01 per share, of the Company.

          (z) "Stock Appreciation Right" means a right, the value of which is determined in relation to the appreciation in value of Shares pursuant to an Award granted under Section 10 of the Plan.

          (aa) "Subsidiary" means a "subsidiary corporation," as that term is defined in Code Section 424(f) or any successor provision.

          (bb) "Successor" with respect to a Participant means the legal representative of an incompetent Participant, and if the Participant is deceased the estate of the Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash and/or Shares issuable in satisfaction of an Award in the event of the Participant's death.

          (cc) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions or terms and conditions placed on Restricted Stock or any other Award are in effect.

          (dd) "Transferee" means any member of the Participant's immediate family (i.e., his or her children, step-children, grandchildren and spouse) or one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners.

        2.2 Gender and Number. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

      3.  Administration and Indemnification.

        3.1 Administration.

          (a) The Committee shall administer the Plan. The Committee shall have exclusive power to (i) make Awards, (ii) determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award consistent with the Plan, and (iii) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, Shares or other Awards, or other property or canceled, forfeited or suspended. Each Award shall be subject to an Agreement authorized by the Committee. A majority of the members of the Committee shall constitute a quorum for any meeting of the Committee, and acts of a majority of the members present at any meeting at which a quorum is present or the acts unanimously approved in writing by all members of the Committee shall be the acts of the Committee. Notwithstanding the foregoing, the Board shall have the sole and exclusive power to administer the Plan with respect to Awards granted to Outside Directors.

          (b) Solely for purposes of determining and administering Awards to Participants who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more persons who are not Non-Employee Directors.

          (c) To the extent within its discretion and subject to Sections 14 and 15 of the Plan, other than price, the Committee may amend the terms and conditions of any outstanding Award.

          (d) It is the intent that the Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit the Plan and Awards to comply with Exchange Act Rule 16b-3, except in such instances as the Committee, in its discretion, may so provide. If any provision of the Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.1(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed void as applicable to Insiders to the extent permitted by law and in the manner deemed advisable by the Committee.

          (e) The Committee's interpretation of the Plan and of any Award or Agreement made under the Plan and all related decisions or resolutions of the Board or Committee shall be final and binding on all parties with an interest therein. Consistent with its terms, the Committee shall have the power to establish, amend or waive regulations to administer the Plan. In carrying out any of its responsibilities, the Committee shall have discretionary authority to construe the terms of the Plan and any Award or Agreement made under the Plan.

        3.2 Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, and any other person to whom the Committee delegates authority under the Plan, shall be indemnified and held harmless by the Company, to the extent permitted by law, against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act, made in good faith, under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at the Company's expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person or persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      4.  Shares Available Under the Plan.

          (a) The number of Shares available for distribution under the Plan shall not exceed 400,000 (subject to adjustment pursuant to Section 15 of the Plan).

          (b) Any Shares subject to the terms and conditions of an Award under the Plan that are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan; provided however, that Shares with respect to which a Stock Appreciation Right has been exercised whether paid in cash and/or in Shares may not again be awarded under the Plan.

          (c) Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award, or any Award settled in cash in lieu of Shares (except as provided in Section 4(b)) below shall be available for further Awards.

          (d) For the purposes of computing the total number of Shares granted under the Plan, the following rules shall apply to Awards payable in Shares where appropriate:

        (i)
        each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option;
        (ii)
        an Award (other than an Option) payable in some other security shall be deemed to be equal to the number of Shares to which it relates;
        (iii)
        where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award; and
        (iv)
        where two or more types of Awards (all of which are payable in Shares) are granted to a Participant in tandem with each other, such that the exercise of one type of Award with respect to a number of Shares cancels at least an equal number of Shares of the other, each such joint Award shall be deemed to be the equivalent of the maximum number of Shares available under the largest single Award.

        Additional rules for determining the number of Shares granted under the Plan may be made by the Committee as it deems necessary or desirable.

          (e) No fractional Shares may be issued under the Plan; however, cash shall be paid in lieu of any fractional Share in settlement of an Award.

          (f)  The maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Options is 50,000 and the maximum number of Shares that may be awarded to a Participant in any calendar year in the form of Stock Appreciation Rights is 50,000.

      5.  Eligibility. Participation in the Plan shall be limited to Employees and to individuals or entities who are not Employees but who provide services to the Company or an Affiliate, including services provided in the capacity of a consultant, advisor or director. The granting of Awards is solely at the discretion of the Committee, except that Incentive Stock Options may only be granted to Employees. References herein to "employed," "employment" or similar terms (except "Employee") shall include the providing of services in any capacity or as a director or director emeritus. Neither the transfer of employment of a Participant between any of the Company or its

  Affiliates, nor a leave of absence granted to such Participant and approved by the Committee, shall be deemed a termination of employment for purposes of the Plan.

      6.  General Terms of Awards.

        6.1 Amount of Award. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock subject to the Agreement, or the number of Shares to which the Option subject to the Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to the Agreement is to be determined, as the case may be, together with such other terms and conditions applicable to the Award as determined by the Committee acting in its sole discretion.

        6.2 Term. Each Agreement, other than those relating solely to Awards of Shares without restrictions, shall set forth the Term of the Option, Stock Appreciation Right, Restricted Stock or other Award. Acceleration of the expiration of the applicable Term is permitted, upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration in the event of the Participant's death or retirement.

        6.3 Transferability. Except as provided in this Section, during the lifetime of a Participant to whom an Award is granted, only that Participant (or that Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to any other Award. No Award of Restricted Stock (before the expiration of the restrictions), Options, Stock Appreciation Rights or other Award may be sold, assigned, transferred, exchanged or otherwise encumbered other than to a Successor in the event of a Participant's death or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder; any attempted transfer in violation of this Section 6.3 shall be of no effect. Notwithstanding the immediately preceding sentence, the Committee, in an Agreement or otherwise at its discretion, may provide that the Award (other than Incentive Stock Options) may be transferable to a Transferee if the Participant does not receive any consideration for the transfer. Any Award held by a Transferee shall continue to be subject to the same terms and conditions that were applicable to that Award immediately before the transfer thereof to the Transferee. For purposes of any provision of the Plan relating to notice to a Participant or to acceleration or termination of an Award upon the death, disability or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Award and not any Transferee.

        6.4 Termination of Employment. Except as otherwise determined by the Committee or provided by the Committee in an Agreement, in case of a Participant's termination of employment, the following provisions shall apply:

          (a) Options and Stock Appreciation Rights.

        (i)
        If a Participant's employment or other relationship with the Company and its Affiliates terminates because of the Participant's death, then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the Participant's employment or other relationship with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and a date not more than three months prior to such death, and may be exercised by the Participant's Successor at any time, or from time to time, within one year after the date of the Participant's death.
        (ii)
        If a Participant's employment or other relationship with the Company and its Affiliates terminates because the Participant is disabled (within the meaning of Section 22(e)(3) of the Code), then any Option or Stock Appreciation Right that has not expired or been terminated shall become exercisable in full if the

           Participant's employment or other relationship with the Company and its Affiliates has been continuous between the date the Option or Stock Appreciation Right was granted and the date of such disability, and the Participant or the Participant's Successor may exercise such Option or Stock Appreciation Right at any time, or from time to time, within one year after the date of the Participant's disability.

        (iii)
        If a Participant's employment terminates for any reason other than death or disability, then any Option or Stock Appreciation Right that has not expired or been terminated shall remain exercisable for three months after termination of the Participant's employment or Participant's cessation of service as an Outside Director or director emeritus, whichever occurs later, but, unless otherwise provided in the Agreement, only to the extent that such Option or Stock Appreciation Right was exercisable immediately prior to such Participant's termination of employment or ceasing to be an Outside Director or director emeritus
        (iv)
        Notwithstanding Sections 6.4(a)(i), (ii) and (iii), in no event shall an Option or a Stock Appreciation Right be exercisable after the expiration of the Term of such Award. Any Option or Stock Appreciation Right that is not exercised within the periods set forth in Sections 6.4 (i), (ii) and (iii), except as otherwise provided by the Committee in the Agreement, shall terminate as of the end of the periods described in such Sections.

          (b) Restricted Stock Awards. Unless otherwise provided in the Agreement, in case of a Participant's death or disability, the Participant shall be entitled to receive a number of Shares of Restricted Stock under outstanding Awards that has been prorated for the portion of the Term of the Awards during which the Participant was employed by the Company and its Affiliates, and, with respect to such Shares, all restrictions shall lapse. Any Shares of Restricted Stock as to which restrictions do not lapse under the preceding sentence shall terminate at the date of the Participant's termination of employment and such Shares of Restricted Stock shall be forfeited to the Company.

        6.5 Rights as Stockholder. Each Agreement shall provide that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award unless and until the date the Participant becomes the holder of record of the Stock, if any, to which the Award relates.

      7.  Restricted Stock Awards.

          (a) An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. The Committee may provide for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine.

          (b) Except as otherwise provided in the applicable Agreement, each Stock certificate issued with respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from the certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement.

          (c) The Agreement shall describe the terms and conditions by which the restrictions and conditions of forfeiture upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions and conditions, Shares free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or a Successor or Transferee.

B-7

          (d) A Participant or a Transferee with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

          (e) No more than 100,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan as Restricted Stock. This limitation shall be calculated pursuant to the applicable provisions of Sections 4 and 15 of the Plan.

      8.  Other Awards. The Committee may from time to time grant Stock and other Awards under the Plan including, without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of the Plan. The Committee may, at its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions that are consistent with the terms and conditions of the Award to which the Shares relate. No more than 50,000 of the total number of Shares available for Awards under the Plan shall be issued during the term of the Plan in the form of Stock without restrictions.

      9.  Stock Options.

        9.1 Terms of All Options.

          (a) An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 50% of the Fair Market Value of a Share as of the date the Option is granted (except as provided in Sections 9.2 and 18 of the Plan).

          (b) The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from the sale as payment of the purchase price of the Shares. The purchase price may be payable in cash, by delivery or tender of Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option, or a combination thereof, as determined by the Committee, but no fractional Shares will be issued or accepted. Provided, however, that a Participant exercising a stock option shall not be permitted to pay any portion of the purchase price with Shares if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company.

          (c) The Committee may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Option price in whole or in part with Shares then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Shares that have been owned by the Participant for at least the preceding 180 days.

          (d) Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after the expiration of its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

        9.2 Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

        (i)
        the purchase price of each Share subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share as of the date the Incentive Stock Option is granted if this limitation is necessary to qualify the Option as an Incentive Stock Option (except as provided in Section 18 of the Plan);

        (ii)
        the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option and to the extent any Option granted to a Participant exceeds this limit the Option shall be treated as a Non-Statutory Stock Option;

        (iii)
        an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option;

        (iv)
        the Agreement covering an Incentive Stock Option shall contain such other terms and provisions that the Committee determines necessary to qualify this Option as an Incentive Stock Option; and

        (v)
        notwithstanding any other provision of the Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Code Section 424(d), or its successor provision), Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries, unless (i) the option price for that Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to that Incentive Stock Option on the date of grant and (ii) that Option is not exercisable after the date five years from the date that Incentive Stock Option is granted.

      10. Stock Appreciation Rights. An Award of a Stock Appreciation Right shall entitle the Participant (or a Successor or Transferee), subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price that shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with part or all of, in addition to, or completely independent of an Option or any other Award under the Plan. If issued in connection with a previously or contemporaneously granted Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels a pro rata portion of the Option with which it is connected and vice versa. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. No Stock Appreciation Right shall be exercisable at any time after the expiration of its Term. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant or a Successor or Transferee shall be made at such time or times as shall be provided in the Agreement in the form of cash, Shares or a combination of cash and Shares as determined by the Committee. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Shares) may be made in the event of the exercise of a Stock Appreciation Right.

      11. Effective Date and Duration of the Plan.

          11.1 Effective Date. The Plan shall become effective as of March 23, 2001, provided that the Plan is approved by the requisite vote of stockholders at the April 2001 Annual Meeting of Stockholders or any adjournment thereof.

          11.2 Duration of the Plan. The Plan shall remain in effect until all Stock subject to it shall be distributed, all Awards have expired or lapsed, the Plan is terminated pursuant to Section 14 of the Plan, or March 23, 2011 (the "Termination Date"); provided, however, that Awards made before the Termination Date may be exercised, vested or otherwise effectuated beyond the Termination Date unless limited in the Agreement or otherwise. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if this limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which the Award is made or granted.

      12. Plan Does Not Affect Employment Status.

            (a) Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to that eligible Employee or to eligible Employees generally.

            (b) Nothing in the Plan or in any Agreement or related documents shall confer upon any Employee or Participant any right to continue in the employment of the Company or any Affiliate or constitute any contract of employment or affect any right that the Company or any Affiliate may have to change such person's compensation, other benefits, job responsibilities, or title, or to terminate the employment of such person with or without cause.

      13. Tax Withholding. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person (including a Successor or a Transferee) an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Shares under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes before actual receipt of those Shares. In lieu of all or any part of a cash payment from a person receiving Shares under the Plan, the Committee may permit the individual to cover all or any part of the required withholdings through a reduction of the number of Shares delivered or delivery or tender return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

      14. Amendment, Modification and Termination of the Plan.

            (a) The Board may at any time and from time to time terminate, suspend or modify the Plan. Except as limited in (b) below, the Committee may at any time alter or amend any or all Agreements under the Plan to the extent permitted by law.

            (b) No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant or Successor or Transferee under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise, or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 15 of the Plan does not adversely affect these rights.

      15. Adjustment for Changes in Capitalization. Subject to any required action by the Company's stockholders, appropriate adjustments, so as to prevent enlargement of rights or inappropriate dilution—(i) in the aggregate number and type of Shares available for Awards under the Plan, (ii) in the limitations on the number of Shares that may be issued to an individual Participant as an Option or a Stock Appreciation Right in any calendar year or that may be issued in the form of Restricted Stock or Shares without restrictions, (iii) in the number and type of Shares and amount of cash subject to Awards then outstanding, and (iv) in the Option price as to any outstanding Options may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 16 of the Plan), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

      16. Fundamental Change. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

            (a) if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation; or

            (b) at least ten days before the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately before the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 10 of the Plan, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 16(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised before the Fundamental Change shall be canceled at the time of, or immediately before, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 16(b) if such Option or Stock Appreciation Right shall have terminated, expired or been cancelled. For purposes of this Section only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change.

      17. Forfeitures. An Agreement may provide that if a Participant has received or been entitled to payment of cash, delivery of Shares, or a combination thereof pursuant to an Award within six months before the Participant's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Participant to return or forfeit the cash and/or Shares received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights or (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Shares without restrictions, as the case may be) in the event of certain occurrences specified in the Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Participant's termination of employment with the Company and its Affiliates. The occurrences may, but need not, include competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies of the Company or Affiliate or any other occurrence specified in the Agreement within the period or periods of time specified in the Agreement.

      18. Corporate Mergers, Acquisitions, Etc. The Committee may also grant Options, Stock Appreciation Rights, Restricted Stock or other Awards under the Plan in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, restricted stock or other award granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a Subsidiary is a party. The terms and conditions of the substitute Awards may vary from the terms and conditions set forth in the Plan to the extent as the Board at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

      19. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its Affiliates, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor or Transferee. To the extent any person acquires a right to receive an Award under the Plan, this right shall be no greater than the right of an unsecured general creditor of the Company.

      20. Limits of Liability.

            (a) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

            (b) Except as may be required by law, neither the Company nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken, or not taken, in good faith under the Plan.

      21. Compliance with Applicable Legal Requirements. No certificate for Shares distributable pursuant to the Plan shall be issued and delivered unless the issuance of the certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

      22. Deferrals and Settlements. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

      23. Other Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay laws of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

      24. Beneficiary Upon Participant's Death. To the extent that the transfer of a Participant's Award at his or her death is permitted under an Agreement, a Participant's Award shall be transferable at death to the estate or to the person who acquires the right to succeed to the Award by bequest or inheritance.

      25. Requirements of Law.

            (a) To the extent that federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Minnesota without regard to its conflicts-of-law principles and shall be construed accordingly.

            (b) If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not effect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

HMN FINANCIAL, INC

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 24, 2001
10:00 a.m.

Holiday Inn City Centre
220 South Broadway Avenue
Rochester, Minnesota

HMN Financial, Inc. 101 North Broadway Spring Valley, Minnesota 55975-0231	PROXY

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Tuesday, April 24, 2001.

The shares of stock you hold in your account will be voted as you specify below.

If no choice is specified, the Proxy will be voted "FOR" Items 1, 2 and 3.

By signing the Proxy, you revoke all prior proxies and appoint Michael McNeil and Timothy P. Johnson, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions

COMPANY #
CONTROL #

There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

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Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 am (CDT) on April 23, 2001.

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You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

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Follow the simple instructions the Voice provides you.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to HMN Financial, Inc. c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by phone, please do not mail your Proxy Card

- Please detach here -

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1.	Election of directors	01 Susan K. Kolling 03 Richard J. Ziebell	02 Roger P. Weise	/ /	Vote FOR all nominees (except as marked to the contrary)	/ /	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval of the HMN Financial Inc. 2001 Omnibus Stock Plan (the "Plan") and reservation of 400,000 shares under the Plan.	/ /	For	/ /	Against	/ /	Abstain
3.	The ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending December 31, 2001.	/ /	For	/ /	Against	/ /	Abstain
4.	In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting, or any adjournments or postponements thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.
	Address Change? Mark Box / / Indicate changes below:	Dated: __________________, 2001

Signature(s) in Box

Please sign exactly as the name(s) appear printed to the left. If a corporation, please sign the corporation name in full by a duly authorized officer and indicate the office of the signer. When signing as executor, administrator, fiduciary, attorney, trustee or guardian, or as custodian for a minor, please give full title as such. If held in joint tenancy, all persons should sign.

QuickLinks

PROPOSAL I—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL II—APPROVAL OF THE HMN FINANCIAL, INC. 2001 OMNIBUS STOCK PLAN
PROPOSAL III—RATIFICATION OF APPOINTMENT OF AUDITORS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
HMN FINANCIAL, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (as of February 27, 2001)
HMN Financial, Inc. 2001 Omnibus Stock Plan